UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
June 21, 2005

Finisar Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27999 (Commission File No.)	94-3038428 (I.R.S. Employer Identification No.)

1308 Moffett Park Drive
Sunnyvale, CA 94089
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 548-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On June 21, 2005, Finisar Corporation (“Finisar”) and Steven Bucher (“Holder”) entered into an amendment (the “Amendment”) to a convertible promissory note that was issued by Finisar to Holder on April 8, 2005 (the “Note”) in connection with Finisar’s acquisition of I-TECH CORP. (“I-TECH”). The Note was attached as Exhibit 10.28 to Finisar’s Form 8-K Report filed with the Securities and Exchange Commission on April 11, 2005 (the “Prior Report”). A description of Finisar’s acquisition of I-TECH and the terms of the underlying merger agreement, which was filed as Exhibit 10.27 to the Prior Report, are set forth in the Prior Report. The Amendment increases the number of times on which Holder may choose to convert any potion of the remaining principal balance outstanding under the Note from two (2) to five (5). If any principal balance under the Note remains outstanding on September 12, 2005, such remaining principal balance will be converted into shares of Finisar’s common stock at that time. The Amendment increased only the number of times at which Holder may elect to convert the remaining principal balance of the Note, and did not otherwise change any terms of the Note or the principal balance of the Note. A copy of the Amendment is attached hereto as Exhibit 10.31.

Item 3.02 Unregistered Sales of Equity Securities.

      Pursuant to the terms of the Note described in Item 1.01 above, $4,507,077.45 in principal, together with accrued interest, was converted into 3,652,756 shares of Finisar common stock on May 12, 2005, and $1,777,376.99 in principal, together with accrued interest, was converted into 1,500,007 shares of Finisar common stock on June 2, 2005. As previously disclosed in Finisar’s Form 8-K/A Report filed with the Securities and Exchange Commission on May 23, 2005, all of the shares of Finisar common stock issued or issuable upon conversion of the Note were not or will not be registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided by Section 4(2) and Regulation D promulgated under the Act.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

10.31	Amendment to Convertible Promissory Note dated June 21, 2005 by and among Finisar Corporation and Steven Bucher.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2005

Finisar Corporation
By:	/s/ Stephen K. Workman
Stephen K. Workman
Senior Vice President, Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.31	Amendment to Convertible Promissory Note dated June 21, 2005 by and among Finisar Corporation and Steven Bucher.